                      INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of _____________, among Skyline Multimedia Entertainment, Inc., New York Skyline, Inc., Skyline Virtual Reality, Inc., Skyline Chicago, Inc., Skyline Magic, Inc. and Skyline Las Vegas, Inc. (collectively, the "Borrowers") and Prospect Street NYC Discovery Fund, L.P. ("Prospect") and the Bank of New York as Trustee for the Employees Retirement Plan of the Brooklyn Union Gas Company ("Bug") and any other lender from time to time a party to the Credit Agreement (as defined below) (collectively, the "Lenders").

                  Reference is made to (a) the Senior Credit Agreement dated as of December __, 1996 (as amended, modified or restated from time to time, the "Credit Agreement"), among the Borrowers and Lenders, and (b) the Subsidiary Guarantee Agreement entered into in connection with the Credit Agreement (as amended, modified or restated from time to time, the "Guarantee Agreement"), among the Subsidiary Guarantors and the Lenders. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                  The Lenders have agreed to make Loans to the Borrowers pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Subsidiary Guarantors have guaranteed such Loans and the other Obligations (as defined in the Guarantee Agreement) of the Borrowers under the Credit Agreement pursuant to the Guarantee Agreement. The obligations of the Lenders to make Loans are conditioned on, among other things, the execution and delivery by the Borrowers and the Subsidiary Guarantors of an agreement in the form hereof. As consideration for Loans previously made, and in order to induce the Lenders to make Additional Loans, the Borrowers and the Subsidiary Guarantors are willing to execute this Agreement.

                  Accordingly, each Borrower, each Subsidiary Guarantor and the Lenders agree as follows:

                  I. SECTION Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Subsidiary Guarantors may have under applicable law (but subject to Section 3), each Borrower agrees that in the event a payment shall be made by any Subsidiary Guarantor under the Guarantee Agreement, such Borrower shall indemnify such Subsidiary Guarantor for the full amount of such payment, and such Subsidiary Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.


                  SECTION 2. Contribution and Subrogation. Each Subsidiary Guarantor (a "Contributing Subsidiary Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Subsidiary Guarantor under the Guarantee Agreement and such other Subsidiary Guarantor (the "Claiming Subsidiary Guarantor") shall not have been fully indemnified by the Borrowers as provided in Section 1, the Contributing Subsidiary Guarantor shall indemnify the Claiming Subsidiary Guarantor in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Subsidiary Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Subsidiary Guarantors on the date hereof (or, in the case of any Subsidiary Guarantor becoming a party hereto pursuant to Section 12, the date of the Supplement hereto executed and delivered by such Subsidiary Guarantor). Any Contributing Subsidiary Guarantor making any payment to a Claiming Subsidiary Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Subsidiary Guarantor under Section 1 to the extent of such payment.

                  SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Subsidiary Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full in cash of the Obligations. No failure on the part of any Borrower or any Subsidiary Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable Law or otherwise) shall in any respect limit the obligations and liabilities of any Subsidiary Guarantor with respect to its obligations hereunder, and each Subsidiary Guarantor shall remain liable for the full amount of the obligations of such Subsidiary Guarantor hereunder. The subordination effected by this
Section 3 shall prohibit (i) any exercise of a set off in respect of the subordinated obligations, (ii) the commencement of any action seeking to enforce the subordinated obligations and (iii) the assignment of subordinated obligations. Any Subsidiary Guarantor receiving the any payment in respect of a subordinated obligation in violation of this Section 3 shall be deemed to have received such payment in trust for the benefit of the Lenders and immediately turn over such amount to the Lenders for application in respect of the Obligations.

                  SECTION 4. Representations and Warranties. Each of the Subsidiary Guarantors represents and warrants to the Lenders that this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 5. Termination. This Agreement (a) shall survive and be in full force and effect until the indefeasible payment in full in cash of the Obligations and the termination of the Commitments, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by the any Lender or any Subsidiary Guarantor upon the bankruptcy or reorganization of any Borrower, any Subsidiary Guarantor or otherwise.

                  SECTION 6. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. This Agreement shall become effective as to any Subsidiary Guarantor and as to any Borrower when a counterpart hereof executed on behalf of such Subsidiary Guarantor or Borrower, as the case may be, shall have been delivered to the Lenders, and a counterpart hereof shall have been executed on behalf of the Lenders, and thereafter shall be binding upon such Subsidiary Guarantor or such Borrower, as the case may be, and the Lenders and their respective successors and assigns, and shall inure to the benefit of such Subsidiary Guarantor or such Borrower, as the case may be, and their respective successors and assigns, except that neither any Borrower nor any Subsidiary Guarantor may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Lenders, except in connection with any transaction permitted by Section 7.3 of the Credit Agreement. Notwithstanding the foregoing, at the time any Subsidiary Guarantor is released from its obligations under the Guarantee Agreement in accordance with such Guarantee Agreement and the Credit Agreement, such Subsidiary Guarantor will cease to have any rights or obligations under this Agreement.

                  SECTION 7. Waivers; Amendment. (a) No failure or delay on the part of any Lender or any Subsidiary Guarantor in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All rights, powers and remedies of any Lender hereunder are cumulative and are not exclusive of any other rights, powers and remedies provided by law or otherwise. No waiver of any provision of this Agreement or consent to any departure by any Borrower or any Subsidiary Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Borrower or any Subsidiary Guarantor in any case shall entitle such Borrower or Subsidiary Guarantor to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Borrowers and the Subsidiary Guarantors with respect to which such waivers, amendment or modification relates and the Required Lenders.

                  SECTION 8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  SECTION 9. Notices. All communications and notices hereunder shall be in writing and given as provided in the Guarantee Agreement and addressed as specified therein.

                  SECTION 10. Survival of Agreement; Severability. (a) All covenants and agreements made by the Borrowers and the Subsidiary Guarantors herein and in the certificates or other instruments prepared or delivered in connection with this Agreement shall be considered to have been relied upon by the Lenders and each Subsidiary Guarantor and shall survive the making by the Lenders of the Loans and shall continue in full force and effect until the indefeasible payment in full in cash of the Obligations and the termination of the Commitments.

                  (b) If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (iii) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  SECTION 11. Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  SECTION 12. Rules of Interpretation. The rules of interpretation specified in Section 1.1(b) of the Credit Agreement shall be applicable to this Agreement.

                  SECTION 13. Additional Subsidiary Guarantors. Upon execution and delivery, after the date hereof, by the Lenders and any Subsidiary of any Borrower required to become a party to this Agreement pursuant to Section 6.10 of the Credit Agreement, of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as a Subsidiary Guarantor. The execution and delivery of any instrument adding an additional Subsidiary Guarantor as a party to this Agreement shall not require the consent of any Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Agreement.

                  SECTION 14. Expenses. Each Borrower and each Subsidiary Guarantor agrees, jointly and severally, to reimburse each Lender for its reasonable out-of-pocket expenses in connection with this Agreement, including the fees, disbursements and other charges of counsel for such Lender.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.

                                       SKYLINE MULTIMEDIA ENTERTAINMENT, INC.

                                       By:_________________________________
                                          Name:
                                          Title:

                                       NEW YORK SKYLINE, INC.

                                       By:_________________________________
                                          Name:
                                          Title:

                                       SKYLINE VIRTUAL REALITIES, INC.

                                       By:_________________________________
                                          Name:
                                          Title:

                                       SKYLINE CHICAGO, INC.

                                       By:_________________________________
                                          Name:
                                          Title:

                                       SKYLINE MAGIC, INC.

                                       By:_________________________________
                                          Name:
                                          Title:

                                       SKYLINE LAS VEGAS, INC.

                                       By:_________________________________
                                          Name:
                                          Title:


                                       EACH OF THE SUBSIDIARIES
                                       LISTED ON SCHEDULE I HERETO,
                                       as a Subsidiary Guarantor,

                                       By:__________________________

                                          Name:
                                          Title: Authorized Officer

                                       PROSPECT STREET NYC DISCOVERY FUND, L.P.

                                       By:      Prospect Street Discovery Fund,
                                                Inc., its General Partner

                                       By:__________________________
                                          Name:    Ronald D. Celmer
                                          Title:   Vice President

                                       BANK OF NEW YORK, as Trustee for the
                                         Employees Retirement Plan of the
                                         Brooklyn Union Gas Company

                                       By:__________________________
                                          Name:
                                          Title:

                                       [NAME OF NEW ADDITIONAL LENDER]

                                       By:_______________________________
                                          Name:
                                          Title:

                                                                    SCHEDULE I
                                                 to the Indemnity, Subrogation
                                                    and Contribution Agreement


                              SUBSIDIARY GUARANTORS

Name of Subsidiary         Address of Subsidiary              Name of Borrower
------------------         ---------------------              ----------------

                                                                     ANNEX 1 to
                                                 the Indemnity, Subrogation and
                                                         Contribution Agreement


                                  SUPPLEMENT NO. ____ dated as of _________, to
                           the Indemnity, Subrogation and Contribution agreement dated as of ____________ (as the same may be amended, modified or restated from time to time, the "Indemnity, Subrogation and Contribution agreement"), among Skyline Multimedia Entertainment, Inc., New York Skyline, Inc., Skyline Virtual Realty, Inc., Skyline Chicago, Inc., Skyline Magic, Inc. and Skyline Las Vegas, Inc. (collectively, the "Borrowers") and Prospect Street NYC Discovery Fund, L.P. ("Prospect"), the Bank of New York as Trustee for the Employees Retirement Plan of the Brooklyn Union gas Company ("Bug") and any other lender from time to time a party to the Credit Agreement (as defined below) (collectively, the "Lenders").

                  Reference is made to (a) the Credit agreement dated as of December __, 1996 (as amended, modified or restated from time to time, the "Credit Agreement"), among the Borrowers and the Lenders and (b) the Guarantee Agreement to be entered into in connection therewith (as amended, modified or restated from time to time, the "Guarantee Agreement"), among the Subsidiary Guarantors and the Lenders. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

                  The Borrowers and the Subsidiary Guarantors have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Additional Loans and as consideration for Loans previously made. Pursuant to Section 6.10 of the Credit Agreement, each Subsidiary of any Borrower that was not in existence on the date of the Credit Agreement is required to enter into the Guarantee Agreement as a Subsidiary Guarantor upon becoming a Subsidiary. Section 12 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries of the Company may become Subsidiary Guarantors under the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary of the Company (the "New Subsidiary Guarantor") is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement in order to induce the Lenders to make Additional Loans and as consideration for Loans previously made.

                  Accordingly, the Lenders and the New Subsidiary Guarantor agree as follows:

                  SECTION 1. Indemnity, Subrogation and Contribution Agreement. In accordance with Section 12 of the Indemnity, Subrogation and Contribution Agreement, the New Subsidiary Guarantor by its signature below becomes a Subsidiary Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor and the New Subsidiary Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Subsidiary Guarantor thereunder. Each reference to a "Subsidiary Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Subsidiary Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

                  SECTION 2. Representations and Warranties. The New Subsidiary Guarantor represents and warrants to the Lenders that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

                  SECTION 3. Counterparts. This Supplement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and he same instrument. This Supplement shall become effective when the Lenders shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary Guarantor and the Lenders.

                  SECTION 4. Effect on Indemnity, Subrogation and Contribution Agreement. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

                  SECTION 5. GOVERNING LAW. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  SECTION 6. Severability. If any provision of this Supplement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Supplement will not be materially and adversely affected thereby, (i) such provision will be fully severable, (ii) this Supplement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(iii) the remaining provisions of this Supplement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (iv) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Supplement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9 of the Indemnity, Subrogation and Contribution Agreement.

                  SECTION 8. Expenses. The New Subsidiary Guarantor agrees to reimburse each Lender for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for such Lender.

                  IN WITNESS WHEREOF, the New Subsidiary Guarantor and the Lenders have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.

                                       [NAME OF NEW SUBSIDIARY GUARANTOR]

                                       By_____________________________
                                         Name:
                                         Title:
                                         Address:

                                       PROSPECT STREET NYC DISCOVERY FUND, L.P.

                                       By:  Prospect Street Discovery Fund,
                                              Inc., its General Partner

                                       By_____________________________
                                         Name:    Ronald D. Celmer
                                         Title:   Vice President


                                       BANK OF NEW YORK, as Trustee for the
                                         Employees Retirement Plan of the
                                         Brooklyn Union Gas Company

                                       By_____________________________
                                         Name:
                                         Title:

                                       [NAME OF NEW ADDITIONAL LENDER]

                                       By:__________________________________
                                         Name:
                                         Title: